Investor Presentation 2nd Quarter 2005

Cautionary Statement This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward- looking statements to differ materially from actual results, please refer to United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities and Exchange Commission. This presentation also contains non-GAAP financial measures, as defined by the Federal Securities Laws. For a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between those measures and the non-GAAP financial measures, please refer to "Selected Financial Data" in the United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities Exchange Commission, which may be found on the company's Web site, www.ucbi.com. 2

United at a Glance 3rd largest bank holding company in Georgia 24 community banks, 88 banking offices $5.5 billion in assets $1.0 billion market cap Unique footprint - some of the fastest growing markets in the country Local CEOs - average over 20 years of experience in their markets 3

Performance milestones Achieved record earnings each quarter Surpassed $5 billion in assets Reached $1 billion market cap Core deposit program Added 55k accounts totaling $420 mil. Balanced growth strategy Continued focus on organic growth Core loan growth up 16% De novo expansion into Gainesville, GA Acquired 3 Atlanta community banks Business Update 4

Key Investment Considerations Track record of high quality growth and consistent high performance Unique footprint, community-focused model and balanced growth strategy positions us well to continue that growth and performance Committed to creating and building shareholder value 5

High Quality Growth 6 94 95 96 97 98 99 00 01 02 03 04 0.63 0.87 1.09 1.41 1.81 2.39 2.53 2.73 3.21 4.07 5.08 Asset Growth ($ in billions) 10-year CAGR: 23%

High Quality Growth 94 95 96 97 98 99 00 01 02 03 04 30.6 36 49 62 78 91 108 128 143 171 196.5 Revenue Growth ($ in millions) 10-year CAGR: 20% 7

94 95 96 97 98 99 00 01 02 03 04 0.25 0.3 0.37 0.46 0.51 0.56 0.69 0.87 0.99 1.12 1.27 Operating EPS Growth 10-year CAGR: 18% Consistent High Performance 8

Business Model for Success Unique footprint with some of the fastest growing markets in the country Operating model tailored to each of our community's needs and focused on providing the highest-quality customer service Balanced growth strategy emphasizing organic growth and complemented by selective acquisitions 9

Unique Footprint Markets with strong population growth Banks in 12 of the country's 100 fastest growing counties 10

Unique Footprint 11

Unique Footprint Fast-Growing Markets 1 FDIC deposit data as of 6/04 for markets where United is taking deposits North Georgia Metro Atlanta Coastal Georgia Western North Carolina East Tennessee Georgia North Carolina Tennessee United States Markets 476 2,916 349 360 703 9,134 8,733 6,016 298,728 4,804 Population (000s) (Actual) '90 to '00 33 51 7 20 15 26 21 17 13 35 % Deposits1 ($ in billions) 7.4 21.9 5.3 4.8 9.3 48.7 Total Markets (Projected) '00 to '10 Population Growth 29 50 7 11 11 24 17 12 13 35% 12

Unique Footprint Excellent Growth Opportunities East Tennessee $9.3 billion deposits United has 2%1 Assets - $.3 billion 1 Bank, 9 offices East Tennessee - #10 Western North $4.8 billion deposits United has 14%1 Assets - $1.0 billion 1 Bank, 18 offices Western North Carolina - #3 Metro Atlanta $21.9 billion deposits United has 4%1 Assets - $1.6 billion 8 Banks, 30 offices Metro Atlanta - #7 North Georgia $7.4 billion deposits United has 22%1 Assets - $2.2 billion 12 Banks, 24 offices North Georgia - #1 $5.3 billion deposits United has 13%1 Assets - $.4 billion 2 Banks, 7 offices Coastal Georgia - #2 1 FDIC deposit market share as of 6/04 for markets where United was taking deposits as of 6/04; Coastal Georgia excl. Savannah, Chatham County 13

Operating Model Community-Focused 24 community banks each with local CEOs, local boards and local decision-making Bankers are highly engaged members of the community and committed to service excellence Best of both worlds: service delivery of a $200 million community bank with resources of a $5.5 billion bank "Provides a competitive advantage" 14

Operating Model Service-Focused Providing high-quality, personal customer service is our top priority 90 percent customer satisfaction rate leveraged through referrals 95 percent of customers "had already, or would likely" recommend United "The Bank That SERVICE Built" 15

Balanced Growth Strategy Organic growth 70% of United's growth; It fuels new initiatives De novo offices With the right people, in the right markets Selective mergers Where the fit is right Disciplined expense controls Positive operating leverage contributes to our growth 16

94 95 96 97 98 99 0 1 2 3 4 2Q-05 0.33 0.462 0.597 0.85 1.173 1.659 1.785 2.005 2.379 2.722 3.3016 3.7536 0.127 0.198 0.231 0.303 0.326 0.472 0.744 0.744 0.832 1.347 1.786 1.786 Organic growth Acquisitions Organic Growth: 70% Balanced Growth Strategy Organic Growth ($ in billions) 17

Balanced Growth Strategy De Novo Offices Establish 2 to 4 new offices each year In growth markets that add value to our franchise De novo with a difference Find the right people first, then build a bank around them Strong performance goals Profitability target in 18 to 24 months 18

Balanced Growth Strategy Selective Mergers Target size range "Sweet spot" is $100 million to $400 million in assets Cultural fit Bankers that share our passion for community banking Strong management and board of directors Good people who know the community and want to join the United family Best of both worlds Bring the resources of our company to a smaller community bank 19

Balanced Growth Strategy Disciplined Expense Controls 20 2000 2001 2002 2003 2004 0.6415 0.6252 0.6066 0.6089 0.6005 Efficiency Ratio

Balanced Growth Strategy Growth From Early Partnerships ($ in billions) $ 55 52 20 71 33 72 23 North Carolina Blue Ridge Towns White Habersham Rabun Gilmer Date Asset Size at Acq. Asset Size Jun-05 Mar-90 Feb-92 Oct-92 Aug-95 Sep-96 Sep-97 Jan-98 $ 1,044 381 208 249 192 144 193 21

Balanced Growth Strategy Expansion Markets Expansion markets: Population - 3 million Deposits - $72 billion 22

Balanced Growth Strategy Metro Atlanta 8 banks, 30 locations Assets - $1.6 billion 30% of our company Significant growth potential Metro Atlanta Population - 4.7 million Projected growth - 37% Deposits: $81 billion Atlanta MSA Population - 2.9 million Projected growth - 50% Deposits: $22 billion Our Markets 23

Total Revenue Operating Expenses Net Operating Income Operating EPS Loans $60.6 38.8 13.8 ..35 4,073 29 32 21 13 22% 2004 2005 Second Quarter $47.1 29.4 11.4 ..31 3,338 Continuing Growth - 2005 ($ in millions) 24

Continuing Strong Profitability Return on Tangible Equity Return on Assets Net Interest Margin Efficiency Ratio 19.21 1.03 4.12 61.18 19.70 1.07 3.95 60.05% % 2004 2005 Second Quarter 25

Commercial RE 7% $4.1 billion as of 6/30/05 22% growth Business Mix - Loans Residential Mortgage: 30% Consumer - Installment: 4% Commercial: 30% C&I Commercial RE Other Small Business Construction Residential Mortgage Consumer East 5 7 18 36 30 4 Commercial and Industrial 5% Primarily ARMs 80% Residential 20% Commercial Other (Secured by RE) 18% 26

Strong Credit Quality ($ in millions) Net Charge-Offs Percent of Average Loans Non-Performing Assets Percent of Total Assets Allowance as a Percent of Total Loans Allowance as a Percent of NPLs 2004 2003 $3.1 ..14 $4.1 ..15 $1.4 ..14% % % % % $8.0 ..25 $7.6 ..19% $13.5 ..24% % 1.30 459% 1.28 583% % $3.6 ..11% $8.7 ..17% % 1.26 588 2002 Q2-05 1.22 435% % 27

Brokered CDs: 8% Time > $100,000: 18% Core Deposits: 74% Comp. Total Core Deposits Time > $100K Brokered Deposits 1,852 370 164 77% 16 7 2,213 409 237 78% 14 8 2,732 576 373 74% 16 10 2,951 697 311 2004 2003 2002 Q@-05 Comp. Comp. Comp. 74% 18 8 Demand NOW MMDA and Savings Time < $100,000 Time > $100,000 Brokered CDs East 0.39 0.23 0.09 0.27 0.16 0.09 Demand and NOW 40% MMDA and Savings 8% Time < $100,000 26% Business Mix - Deposits ($ in millions) $4.0 billion as of 6/30/05 Total deposits up 19% Core deposits up 20% 28

Commitment to Our Shareholders Sustainable double-digit operating EPS growth Return on tangible equity above 18% Expand franchise and continue to build shareholder value 29

Sustainable Double-Digit EPS Growth 2000 2001 2002 2003 2004 0.69 0.87 0.99 1.12 1.27 5-year CAGR: 18% Operating EPS 30

Analyst Mean EPS Estimates United's Guidance for 2005 Core loan growth of 10% to 14% Net interest margin continues at 4% level EPS growth of 12% to 15% Q3-05 Q4-05 2005 Quarter/Year Mean EPS Estimate High Low $ .36 ..37 1.41 $ .36 ..38 1.43 $ .35 ..36 1.40 Analysts 8 8 8 31

Reasons to Invest in UCBI Track record of growth and performance Committed to continuing the disciplined growth and high financial performance of our company Committed to deliver double digit operating EPS growth and return on tangible equity above 18% Business model that positions us well to continue that track record Focused on high-growth markets with the right bankers in place Guided by our proven balanced growth strategy Commitment to build shareholder value A strong commitment, since 1 of every 4 shares is owned by our family! 32

Building Shareholder Value 94 95 96 97 98 99 00 01 02 03 04 100 161.03 212.31 304.82 407.99 430.18 391.94 406.59 513.4 700.5 869.6 10-year CAGR: 24% Total Return ($ in millions) 33

Experienced Management Team

Jimmy Tallent, President and CEO	1984
Rex Schuette, CFO (State Street Corp.)	2001
Guy Freeman, Banking	1994
Tom Gilliland, General Counsel and Secretary	1992
Ray Williams, Risk Management (Bank South Corp.)	2002
Craig Metz, Marketing (Bank South Corp.)	2002
Bill Gilbert, Retail Banking (BB&T)	2000

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Shareholder Information Share Price (9/12/05) Trading Range (52-week range) Book Value Per Share (as of 6/30/05) Annual Dividend (payout ratio 19% - 2005) Market Capitalization (millions) Insider Ownership Average Daily Volume (52-weeks) Stock Repurchased (2.25 mil. shares authorized) $28.31 $21.70 - $29.60 $10.86 $0.28 $1,080 26% 50,700 1.33 e2

Analyst Coverage Fig Partners (Market Perform, 7/28/05) FTN Financial Securities Corp. (Neutral, 7/27/05) Keefe, Bruyette & Woods, Inc. (Outperform, 8/4/05) McConnell, Budd & Romano (Market Perform, 2/1/05) Raymond James & Associates, Inc. (Outperform, 7/27/05) Sandler O'Neill & Partners, LP (Buy, 7/28/05) Stanford Group Company (Hold, 7/26/05) Sterne, Agee & Leach, Inc. (Hold, 8/4/05) SunTrust Robinson Humphrey (Buy, 5/17/05) e3

Market Makers Lehman Brothers, Inc. McConnell, Budd & Downes Merrill Lynch Morgan Keegan & Company Morgan Stanley & Co., Inc. Piper Jaffray & Co. Prudential Equity Group, Inc. Raymond James & Associates Sandler O'Neill & Partners, LP Stanford Group Company Stephens, Inc. Sterne, Agee & Leach SunTrust Capital Markets, Inc. Trident Securities UBS Capital Markets Banc of America Securities Bear, Stearns and Co., Inc. BNP Paribas Securities Corp. Cantor, Fitzgerald & Co. CIBC World Markets Corp. Citigroup Global Markets, Inc. Deutsche Bank Securities, Inc. Fig Partners, LLC Fox-Pitt, Kelton, Inc. FTN Midwest Research Secs. Goldman, Sachs & Co. Hill, Thompson, Magid & Co. JP Morgan Securities, Inc Keefe, Bruyette & Woods, Inc. Knight Equity Markets, LP e4

Building Shareholder Value UCBI Nasdaq Comp. Nasdaq Bank 100 100 100 91 60 114 94 48 124 119 33 127 163 49 163 202 54 186 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 UCBI 100 91.11 94.52 119.35 162.84 202.15 Nasdaq Composite 100 60.31 47.84 33.07 49.45 53.81 Nasdaq Bank Index 100 114.23 123.68 126.65 162.92 186.45 e5

High Return on Tangible Equity 1998 1999 2000 2001 2002 2003 2004 East 0.1672 0.1659 0.1674 0.1819 0.1788 0.1924 0.1974 Return on Tangible Equity e6

e7 Track Record of High Performance Asset Growth ($ in billions) Revenue Growth ($ in millions) 94 95 96 97 98 99 00 01 02 03 04 0.63 0.87 1.09 1.41 1.81 2.39 2.53 2.73 3.21 4.07 5.08 94 95 96 97 98 99 00 01 02 03 04 30.6 36 49 62 78 91 108 128 143 171 196.5 94 95 96 97 98 99 00 01 02 03 04 0.25 0.3 0.37 0.46 0.51 0.56 0.69 0.87 0.99 1.12 1.27 Operating EPS Growth 10-year CAGR: 18% 10-year CAGR: 20% 10-year CAGR: 23%

1Deposits: $5.3 billion Population: 350k Growth 2000 - 2010: 7% Coastal Georgia Metro Atlanta 1Deposits: $21.9 billion Population: 2.9 million Growth 2000 - 2010: 50% Metro Atlanta East Tennessee 1Deposits: $9.3 billion Population: 703k Growth 2000 - 2010: 11% East Tennessee North Georgia 1Deposits: $7.4 billion Population: 476k Growth 2000 - 2010: 29% North Georgia Western North 1Deposits: $4.8 billion Population: 360k Growth 2000 - 2010: 11% Western North Carolina 1 FDIC deposit data as of 6/04 for markets where United is taking deposits Unique Footprint Fast-Growing Markets e8

1 FDIC deposit market share as of 6/04 for markets where United was taking deposits as of 6/04; Coastal Georgia excl. Savannah, Chatham County North Georgia Metro Atlanta Coastal Georgia Western North Carolina East Tennessee Markets1 12 8 2 1 1 Banks 23 30 7 18 9 Offices 11 14 3 12 6 Counties 1 7 2 3 10 Rank % 5.5 24 88 46 2.2 1.6 ..4 1.0 ..3 Assets ($ in billions) Deposit Share1 22 4 13 14 2 Unique Footprint Excellent Growth Opportunities e9

East Tennessee Assets: $0.3 billion 1 Bank, 9 Offices 2% Deposit Share1 East Tennessee - #10 Western North Assets: $1.0 billion 1 Bank, 18 Offices 14% Deposit Share1 Western North Carolina - #3 Metro Atlanta Assets: $1.6 billion 8 Banks, 30 Offices 4% Deposit Share1 Metro Atlanta - #7 North Georgia Assets: $2.2 million 12 Banks, 23 Offices 22% Deposit Share1 North Georgia - #1 1 FDIC deposit market share as of 6/04 for markets where United was taking deposits as of 6/04; Coastal Georgia excl. Savannah, Chatham County Unique Footprint Excellent Growth Opportunities Assets: $0.4 billion 2 Banks, 7 Offices 13% Deposit Share1 Coastal Georgia - #2 e10

Business Mix - Loans ($ in millions) 150 217 62 7 Commercial-Secured by RE Commercial & Industrial Total Commercial Construction (primarily residential) Residential Mortgage Consumer (000's) (98% secured, 90% with real estate) 2004 $967 212 1,178 1,305 1,102 150 3,735 26 6 32 35 29 4 % Comp. 26 6 32 31 32 5 $777 190 967 927 982 140 3,016 2003 % Comp. % $1,017 222 1,239 1,481 1,195 158 4,073 25 5 30 36 30 4 Comp. Q2-05 Average Loan Size e11

Loans - Commercial ($ in millions) Commercial & Industrial Commercial RE (Office Buildings, Hotels/Motels) Other (Secured by Real Estate) Single Unit Retail Stores Small Strip Centers Small Warehouses / Storage Units Farmland Other Small Businesses Total Commercial (66% owner occupied - excluding Commercial & Industrial) $ 222 267 101 63 55 48 483 1,239 Q2-05 e12

Loans - Markets Served ($ in millions) North Georgia Metro Atlanta Coastal Georgia Western North Carolina East Tennessee Total $235 352 65 43 40 735 Growth versus 6/30/04 e13

Loans - Markets Served ($ in millions) Legal lending limit $ 76 House lending limit 15 Top 25 relationships - 349 Total balance (8.5% of total loans) Regional credit review e14

Business Mix - Deposits ($ in millions) Demand and NOW MMDA and Savings Time < $100K Total Core Deposits Time > $100K Brokered Deposits Total Deposits 2004 $933 200 719 1,852 370 164 2,386 39 8 30 77 16 7% $1,142 258 813 2,213 409 237 2,859 40 9 29 78 14 8% 2003 2002 $1,411 356 965 2,732 576 373 3,681 38 10 26 74 16 10% $1,575 334 1,042 2,847 697 311 3,959 40 8 26 74 18 8 % Comp. Comp. Comp. Comp. Q2-05 e15

Balanced Growth Strategy Growth From Recent Partnerships ($ in millions) Coastal GA East TN West GA Metro Dawson Rome Adairsville Date Asset Size Acq. Asset Size Jun-05 May-03 Mar-03 Nov-01 Jul-00 Jul-00 Aug-99 Mar-99 $300 195 85 153 119 108 41 $379 270 211 221 200 208 78 e16

Liberty National Bank - Conyers, GA $36.1 million transaction value - 85% stock, 15% cash 2.95x book value, 21.65x earnings Closed on December 1, 2004 Cost savings of 15% of non-interest expenses Slightly accretive to earnings per share in 2005 $180 million in assets, $161 million in deposits Serves the east side of Atlanta through 3 offices in Rockdale and Newton counties 46 employees - highly capable and energized team of bankers Contiguous to United's existing metro Atlanta franchise Fast growing markets - since 1990, the population growth of Rockdale and Newton counties has been 40% and 85% e17

Eagle National Bank - Stockbridge, GA $12.5 million transaction value - 80% stock, 20% cash 2.13x book value Closed on November 1, 2004 Cost savings of 15% operating expenses Slightly accretive to earnings per share in 2005 $64 million in assets, $58 million in deposits Serves Henry County with 2 offices in Stockbridge and McDonough 25 employees - most have been there since Eagle opened Opportunity to leverage United's nearby loan production office Fast growing markets - from 1990 to 1993, Henry County was the 6th fastest growing county in the United States e18

Fairbanco Holding Co. - Fairburn, GA $24.5 million transaction value - 85% stock, 15% cash 1.79x book value, 16.63x earnings Closed on June 1, 2004 Cost savings of 15% of non-interest expenses Slightly accretive to GAAP earnings per share in 2004 $192 million in assets, $164 million in deposits Serves the south side of Atlanta through 5 offices in Coweta, Fayette and south Fulton counties 51 employees - years of in-market experience at all levels Contiguous to United's existing metro Atlanta franchise Provides gateway to one of Atlanta's fastest growing areas e19

Investor Conference Jimmy Tallent September 14, 2005

Cautionary Statement The presentations today contain forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities and Exchange Commission. These presentations also contain non-GAAP financial measures, as defined by the Federal Securities Laws. For a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between those measures and the non-GAAP financial measures, please refer to "Selected Financial Data" in the United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities Exchange Commission, which may be found on the company's Web site, www.ucbi.com. 2

Today's Discussion Topics Introductions/Overview Community Banking Bank CEO Updates North Carolina Blairsville Gainesville Operations/Information Technology Capital Markets/ALCO Risk Management/Credit/Atlanta/Loan Portfolio Marketing Closing Remarks 3

United 10 Years Ago 4 4 community banks 11 offices 275 employees $500 million assets

United Today 5 24 community banks 88 offices 1,600 employees $5.5 billion assets

Expansion Markets Population - 3 million Deposits - $75 billion 6

Recent Expansion 2004 Banks - 3 community banks, 10 offices in 7 counties, $440 million in assets Metro Atlanta - 1st Community Bank, Eagle National Bank, Liberty National Bank De Novo Offices -5 offices, $105 million in loans and $52 million in deposits Metro Atlanta - Cartersville, Bartow County Coastal Georgia - Savannah, Chatham County Western N. Carolina - Spruce Pine, Mitchell County and Burnsville, Yancey County East Tennessee - Athens, McMinn County 2005 (YTD) De Novo Offices -4 offices North Georgia - Gainesville, Hall County (2) Metro Atlanta - Tyrone, Fayette County and Newnan, Coweta County 7

High Quality Growth 8 94 95 96 97 98 99 00 01 02 03 04 0.63 0.87 1.09 1.41 1.81 2.39 2.53 2.73 3.21 4.07 5.08 Asset Growth ($ in billions) 10-year CAGR: 23%

High Quality Growth 94 95 96 97 98 99 00 01 02 03 04 30.6 36 49 62 78 91 108 128 143 171 196.5 Revenue Growth ($ in millions) 10-year CAGR: 20% 9

94 95 96 97 98 99 00 01 02 03 04 0.25 0.3 0.37 0.46 0.51 0.56 0.69 0.87 0.99 1.12 1.27 Operating EPS Growth 10-year CAGR: 18% Consistent High Performance 10

Business Model for Success Unique footprint with some of the fastest growing markets in the country Operating model tailored to each of our community's needs and focused on providing the highest-quality customer service Balanced growth strategy emphasizing organic growth and complemented by selective acquisitions 11

Balanced Growth Strategy Organic growth 70% of United's growth; It fuels new initiatives De novo offices With the right people, in the right markets Selective mergers Where the fit is right Disciplined expense controls Positive operating leverage contributes to our growth 12

94 95 96 97 98 99 0 1 2 3 4 2Q-05 0.33 0.462 0.597 0.85 1.173 1.659 1.785 2.005 2.379 2.722 3.3016 3.7536 0.127 0.198 0.231 0.303 0.326 0.472 0.744 0.744 0.832 1.347 1.786 1.786 Organic growth Acquisitions Organic Growth: 70% Balanced Growth Strategy Organic Growth ($ in billions) 13

Balanced Growth Strategy De Novo Offices Establish 2 to 4 new offices each year In growth markets that add value to our franchise De novo with a difference Find the right people first, then build a bank around them Strong performance goals Profitability target in 18 to 24 months 14

Balanced Growth Strategy Selective Mergers Target size range "Sweet spot" is $100 million to $400 million in assets Cultural fit Bankers that share our passion for community banking Strong management and board of directors Good people who know the community and want to join the United family Best of both worlds Bring the resources of our company to a smaller community bank 15

Balanced Growth Strategy Growth From Early Partnerships ($ in billions) $ 55 52 20 71 33 72 23 North Carolina Blue Ridge Towns White Habersham Rabun Gilmer Date Asset Size at Acq. Asset Size Jun-05 Mar-90 Feb-92 Oct-92 Aug-95 Sep-96 Sep-97 Jan-98 $ 1,044 381 208 249 192 144 193 16

Balanced Growth Strategy Disciplined Expense Controls 17 2000 2001 2002 2003 2004 0.6415 0.6252 0.6066 0.6089 0.6005 Efficiency Ratio

Community Banking Guy Freeman September 14, 2005

Business Model for Success Unique footprint with some of the fastest growing markets in the country Operating model tailored to each of our community's needs and focused on providing the highest-quality customer service Balanced growth strategy emphasizing organic growth and complemented by selective acquisitions 2

Unique Footprint What We Saw on Yesterday's Tour Markets where people live, work, play, and retire Fast growing outskirts of Metro Atlanta Cumming, Forsyth County Dawsonville, Dawson County Strategically important markets for expansion Gainesville, Hall County Attractive mountain communities that continue to prosper Cornelia, Habersham County Clayton, Rabun County Hiawassee, Towns County 12 3

Unique Footprint Fast-Growing Markets 1 FDIC deposit data as of 6/04 for markets where United is taking deposits North Georgia Metro Atlanta Coastal Georgia Western North Carolina East Tennessee Georgia North Carolina Tennessee United States Markets 476 2,916 349 360 703 9,134 8,733 6,016 298,728 4,804 Population (000s) (Actual) '90 to '00 33 51 7 20 15 26 21 17 13 35 % Deposits1 ($ in billions) 7.4 21.9 5.3 4.8 9.3 48.7 Total Markets (Projected) '00 to '10 Population Growth 29 50 7 11 11 24 17 12 13 35% 4

Unique Footprint Excellent Growth Opportunities East Tennessee $9.3 billion deposits United has 2%1 Assets - $.3 billion 1 Bank, 9 offices East Tennessee - #10 Western North $4.8 billion deposits United has 14%1 Assets - $1.0 billion 1 Bank, 18 offices Western North Carolina - #3 Metro Atlanta $21.9 billion deposits United has 4%1 Assets - $1.6 billion 8 Banks, 30 offices Metro Atlanta - #7 North Georgia $7.4 billion deposits United has 22%1 Assets - $2.2 billion 12 Banks, 24 offices North Georgia - #1 $5.3 billion deposits United has 13%1 Assets - $.4 billion 2 Banks, 7 offices Coastal Georgia - #2 1 FDIC deposit market share as of 6/04 for markets where United was taking deposits as of 6/04; Coastal Georgia excl. Savannah, Chatham County 5

Unique Footprint Metro Atlanta 8 banks, 30 offices Assets - $1.6 billion 30% of our company Significant growth potential Metro Atlanta Population - 4.7 million Projected growth - 37% Deposits: $81 billion Atlanta MSA Population - 2.9 million Projected growth - 50% Deposits: $22 billion Our Markets 6 6

Operating Model Community-Focused 24 community banks each with local CEOs, local boards and local decision-making Bankers are highly engaged members of the community and committed to service excellence Best of both worlds: service delivery of a $200 million community bank with resources of a $5.5 billion bank "Provides a competitive advantage" 7

Operating Model Service-Focused Providing high-quality, personal customer service is our top priority 90 percent customer satisfaction rate leveraged through referrals 95 percent of customers "had already, or would likely" recommend United "The Bank That SERVICE Built" 8

Operating Model Achieving Our Goals 24 bank CEOs execute United's strategy to achieve its common goals together Intensive budget process is used to establish accountability and track progress Quarterly and other regional meetings keep things moving in the right direction 9

Retail Banking Bill Gilbert September 14, 2005

Common "United" brand and product unification Core deposits Retail products and fee revenue opportunities Deposits and service fees Online banking, imaging, cash management, courier service Mortgage banking Brokerage Marketing and cross-selling efforts 10 Retail Banking Products and Services

11 Retail Banking Products and Services - Core Deposits ($ in billions)1 12/31/2003 6/30/2004 12/31/2004 6/30/2005 1.399 1.491 1.564 1.713 0.0838 0.196 0.196 Jun-05 vs. Jun-04: 1.4 1.5 1.6 1.7 1 Excludes acquisitions 15%

12 Retail Banking Products and Services - Fee Revenue ($ in thousands) Service Charges and Fees Mortgage Consulting Brokerage Other Total Fee Revenue 6,280 1,742 1,685 768 1,705 12,179 5,312 1,585 1,402 515 833 9,647 968 157 203 253 872 2,532 18 10 14 49 105 26 Q2- 05 Q2- 04 Variance $ %

Bank CEO Updates - Western North Carolina Greg Hining September 14, 2005

Bank History Joined United in 1990 - acquisition of Citizens Bank $55 million in assets 3 offices in Cherokee and Clay counties Markets contiguous and similar to United's North Georgia markets Now have over $1 billion in assets and 18 offices 2

High-Quality Growth 3 94 95 96 97 98 99 00 01 02 03 04 Q2-05 0.116 0.183 0.239 0.344 0.46 0.574 0.627 0.653 0.763 0.926 0.94 1 Asset Growth ($ in billions) 10-year CAGR: 23%

Operating Model Management Structure 4 Guy Freeman EVP, Banking Greg Hining President & CEO Region 2 Rick King, EVP Region 1 Dale Cable, EVP Region 3 Andrews Murphy Sylva Franklin Brevard (2) Cashiers Etowah Hayesville (2) Waynesville Bakersville Bryson City Burnsville Cherokee Newland Robbinsville Spruce Pine 240 employees including: 45 Lenders 30 Customer Serv. Reps 100 Tellers Board of Directors

Unique Footprint 5 $1 billion in assets 18 offices in 12 counties # 3 market share - 14% $5 billion deposits 360k people

Unique Footprint Market Characteristics 6 Located among The Great Smokey Mountains Haven for a growing number of baby boomers Manufacturing being replaced by developments Strong demand for real estate and small business loans that support growth from retirees and second home owners

Unique Footprint Market Characteristics 7 In April 2005, Forbes published a list of the top ten developing markets for second homes: 1. Big Lake, Alaska 2. Brunswick, Me. 3. Clear Lake, Calif. 4. Livingston, Mont. 5. Minden, Nev. 6. Murphy, N.C. 7. Paonia, Colo. 8. Talent, Ore. 9. Vashon Island, Wash. 10. Venice, Fla. 1. "Buying the Perfect Vacation Home", Forbes, 4/21/05

Unique Footprint Competitive Factors - Western North Carolina 8 Wide range of competitors in number and size in each market Competitive advantage is our people and product delivery Excellent opportunities to grow and to gain market share

Balanced Growth Strategy 9 Excellent growth opportunities Partnerships and de novos A "people decision"

Bank CEO Updates - Blairsville Andy Williams September 14, 2005

Bank History Opened in 1950 as Union County Bank with one location on the square in Blairsville First bank in the United family Now have 3 offices in Blairsville with $360 mil. in loans Market leader 2

High-Quality Growth 3 99 00 01 02 03 04 Q2-05 178 186 201 255 303 348 362 Loan Growth ($ in millions) 5-year CAGR: 14%

Operating Model Management Structure 4 Guy Freeman EVP, Banking Andy Williams President & CEO Joe Fair SVP, Brackett's Way William Stone SVP, Credit Review Gene Sprayberry EVP, Banking 89 employees including: 11 Lenders 7 Customer Service Reps. 27 Tellers Lenders average 17 years with United Board of Directors

Unique Footprint 5 Market - Union County: $900 million deposits 20k people

Unique Footprint Market Characteristics - Union County 6 Popular for second and retirement homes More recently, Atlanta and Florida residents have discovered Union County Steady growth continues - population growth 44% from 1990 to 2000 (vs. 26% for GA) 31% projected from 2000 to 2010 (vs. 24% for GA) Fueling growth in healthcare and related services Strong demand for our style of community banking, products and services

Unique Footprint Competitive Factors - Union County 7 From 1998 to 2004: We grew deposits $104 million or 38%, excluding brokered deposits Two new community bank competitors entered the market Competitive advantage is our people and product delivery 1 Reported by FDIC, includes brokered deposits

Balanced Growth Strategy 8 Capture our share of the continued growth in the area Focus on defending against existing and new competitors Attract and retain top bankers and customers Continue to grow organically and maintain high profitability

Bank CEO Updates - Gainesville Dick Valentine September 14, 2005

Bank History Executive team joined United in May 2005 Hired a team of 51 bankers and started a de novo bank Three offices open in 2005 and one other currently planned for early 2006 At the end of Q2-05, $90 million in loans and $50 million in deposits 2

Operating Model Management Structure 3 Rich White Chairman Dick Valentine CEO Burton Stephens President 75 employees including: 27 Lenders 5 Business Dev. Officers 12 Customer Serv. Reps 12 Tellers Lenders average 15 years experience Board of Directors Guy Freeman EVP, Banking

Unique Footprint 4 Market - Gainesville MSA: $2.3 billion deposits 170k people 7th fastest growing MSA among those with > 100k people!1 1 2000 - 2010 projected

Unique Footprint Market Characteristics - Hall Cty./Gainesville 5 Vibrant and growing economic environment Diverse business community Multiple options for higher education Lake Lanier Atlanta is at our doorstep Steady growth continues - population growth 46% from 1990 to 2000 (vs. 26% for GA) 45% projected from 2000 to 2010 (vs. 24% for GA) Our style of community banking is in demand!

Unique Footprint Competitive Factors - Hall Cty./Gainesville MSA 6 75% of deposit market share currently held by "big banks" Great opportunity grow and to gain market share Capitalize on what United has already built in the market

Balanced Growth Strategy 7 Organic growth target by the end of 2006 $300 million in loans and deposits Expand through additional offices when and where it makes sense "A people decision" Financial considerations Focus on gaining market share from existing competitors and capturing our share of market growth

Operations/IT Jim Stewart September 14, 2005

Our Role Provide a sound infrastructure of technologies to support the customer-centric, service-based corporate goals and objectives Produce a suite of products and banking applications that our banks would choose if they had a choice Allow the customer to see us as 24 $200 million banks while operating with efficiency as a $5.5 billion bank Bottom line... Our job is to allow our bankers to be better bankers 2

How Do We Do It? Downtime is not an option - impact on service Redundancy - eliminate single points of failure Alternate Production Site - Cleveland, GA Constant communication with business units - banks, credit administration, mortgage, finance, accounting, treasury, marketing, retail banking 3

Managing Our Growth Integration of newly acquired institutions - tried and true methodology on numerous core systems Team approach - all areas are represented in weekly status meetings including the acquiree Scalability - foundation has been built to support our continued growth, both organic and acquisition Financial investments in technology - goal is to smooth the curve and eliminate "writing the big check" 4

1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/30/2004 5/31/2004 6/30/2004 7/30/2004 8/31/2004 9/30/2004 10/31/2004 11/30/2004 12/31/2004 1/31/2005 2/28/2005 3/31/2005 4/30/2005 5/31/2005 6/30/2005 359163 365106 370822 376872 298679 343556 349323 373277 379355 392224 389687 395745 405183 413319 421747 430300 370897 379329 388563 386918 409350 418524 425177 432097 440157 464038 433699 443264 452699 420670 Account Volume Growth 2003 - 2005 5

6

Challenges for the Future Security, security, security Driving down variable costs - telephony as an example Leveraging technology to create efficiencies without compromising our community bank model - Check 21, remote merchant capture, check processing model Adhering to standards in order to preserve our scalability and harden our security 7

Strategic Partners 8

Capital Markets/ALCO Rob Cochran September 14, 2005

Primary Objectives Manage Interest Rate Risk Provide Liquidity/Wholesale Borrowings Manage Investment and Derivatives Portfolio Capital Community Banking Support 2

Manage Interest Rate Risk Interest Rate Simulation Economic Value of Equity Daily Balance Sheet Management 3

Interest Rate Risk 4 Simulation EVE +200 -200 +100 -100 3.5% (6.6% 2.8% (6.6% ) 2.7% (5.2% ) 2.5% (8.1% ) Jun-05 Dec-04

Loans - Maturity/Repricing (As of June 30, 2005) 5 Total 92% <3 yr 64% <3 mth 82% <12 mth <5 yr 97%

6 Net Interest Margin (Quarterly Trend) Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 0.0395 0.0399 0.0405 0.0405 0.0412

Wholesale Borrowings (as of 6/30/05 - $ in millions) 7 FHLB Brokered CD's Fed Funds SubDebt/TP Other 800 311 188 112 31

8 Wholesale Borrowings ($ in millions) 6/30/2003 12/31/2003 6/30/2004 12/31/2004 6/30/2005 FHLB 586 635 535 738 800 Brokered CD's 293 237 422 373 311 Fed Funds 52 103 181 131 188 SubDebt/TP 71 106 112 112 112 Other 17 47 2 2 31 1,019 1,128 1,252 1,356 1,442

6/30/2003 12/31/2003 6/30/2004 12/31/2004 6/30/2005 WB % of Assets 0.2608 0.2772 0.2768 0.2665 0.2604 Wholesale Borrowings (% of Assets) 9

Balance $991 Million Book Yield 4.45% Average Life 2.3 Years Duration 1.9 Years Percent of Assets 18% Investment Portfolio (as of 6/30/05) 10

Investment Securities (as of 6/30/05 - $ in millions) 11 Agency PassThroughs CMO's Municipals Other 293.3 200.755 430.086 51.917 14.419

$538 million notional Average life of 12 months Cash flow hedge of prime-daily loans Counterparties Interest Rate SWAPs (as of 6/30/05) 12

Capital Position 13 Tier 1 Ratio Leverage Ratio Total Capital Ratio Tangible Capital Ratio 8.3% 6.9% 11.3% 5.8% 8.4% 6.7% 11.9% 6.0% Dec-04 Dec-03 8.1% 6.6% 10.9% 5.6% Jun-05

Pricing Reporting Community Banking Support 14

Blairsville 7.38 7.25 .13 30,198,114 7 2,241,871 Habersham 7.62 7.40 .22 13,989,809 4 1,341,083 White 6.95 7.15 (.20) 14,513,217 13 4,752,389 Summerville 7.85 7.75 .10 2,650,127 22 933,057 West Georgia 7.15 6.50 .65 12,683,162 0 (1,064,001) Tennessee 7.28 7.15 .13 11,467,031 12 1,690,226 UNITED 7.10 7.00 .10 330,262,282 8 52,505,156 Loan Pricing (Illustrative Example) Actua l Rate Targe t Rate Variance Balance WART MTD Activity Loan Growth 15

Blairsville 3.65 3.85 (.20) 17,460,357 12 4,875,694 Habersham 2.95 3.90 (.95) 6,260,887 7 (251,349) White 3.70 3.90 (.20) 4,121,484 10 1,773,230 Summerville 3.80 3.75 .05 2,788,956 20 1,413,589 West Georgia 3.30 4.05 .75 2,423,375 10 918,114 Tennessee 3.85 4.15 .30 6,996,563 13 2,796,528 UNITED 3.86 4.00 (.14) 176,092,992 12 72,139,611 CD Pricing (Illustrative Example) Actua l Rate Targe t Rate Variance Balance WAT MTD Activity CD Growth 16

Blairsville 7.38 3.65 3.73 7 12 (5) Habersham 7.62 2.95 4.67 4 7 (3) White 6.95 3.70 3.25 13 10 3 Summerville 7.85 3.80 4.05 22 22 0 West Georgia 7.15 3.30 3.85 0 10 (10) Tennessee 7.28 3.85 3.43 12 13 (1) UNITED 7.10 3.86 3.24 8 12 (4) Loan vs. CD Spread (Illustrative Example) Loan Rate CD Rate Loan/CD Spread Loan WART CD WAT Gap 17

Risk Management / Loan Portfolio Ray Williams September 14, 2005

Global Risk Management Enterprise concept, not just credit risk Risk management process 2

Enterprise Risk Types Credit Risk: The risk to earnings and capital arising from an obligor's failure to meet the terms of any contract with the institution, or otherwise fail to perform as agreed. Interest Rate / Market Risk: The risk to a financial institution's condition resulting from adverse movements in interest rates, or changes in the value of portfolios of financial instruments. Liquidity Risk: The risk to earnings or capital that arises from a financial institution's inability to meet its obligations when they come due without incurring unacceptable losses. Compliance / Legal Risk: Risk arising from violations of or non-conformance with the laws, regulations, or prescribed practices which govern the institution's activities. Legal risk arises from potential unenforceable contract, lawsuit, or judgment. Transaction Risk: Risk arising from the potential that inadequate information systems, operational problems, breaches in internal controls, fraud or unforeseen catastrophes will result in unexpected losses. Reputational Risk: Risk arising from negative public, regulatory, industry, and capital markets opinion. Strategic Risk: Risk resulting from adverse business decisions or the improper implementation of those decisions. 3

Risk Management Chart BOARD OF DIRECTORS AUDIT COMMITTEE DISCLOSURE COMMITTEE RISK POLICY COMMITTEE President & CEO EVP Chief Financial Officer EVP Banking EVP Secretary & General Counsel EVP Risk Management & Chief Risk Officer EVP Marketing SVP Retail Banking RISK MANAGEMENT COMMITTEE Co-Chairmen: EVP Risk Management & Chief Risk Officer EVP Secretary & General Counsel SVP Controller SVP Treasurer SVP Human Resources SVP General Auditor SVP Operations & Technology SVP Retail Banking SVP Chief Credit Officer SVP Credit Administration SVP Chief Compliance Officer 4

Risk Management Oversight Ray Williams, EVP Risk Management Chief Risk Officer Executive officer oversight - global and at bank level Portfolio management reporting - global, regional, and at bank level Monthly portfolio management meetings to discuss trends, growth, credit quality issues - global, regional, and at bank level Bank level reporting and accountability 5

Managing Credit Risk to Maintain Strong Asset Quality Strong credit culture We put the right people in the right jobs Defined approval process for loans Risk management oversight 6

Credit Culture Chris Jones, SVP Credit Administration Strong Asset Quality by: Secured lending Geographic focus Relationship orientation Knowledge of our markets People 7

People Average of over 20 years experience at the CEO level Highly involved local Boards Local empowerment and accountability Training initiatives New position to coordinate and enhance recruiting and training process Defined programs to bring more consistency in process 8

Credit Culture Underwriting Credit officers average over 25 years experience Analysts report to credit officer for objectivity and efficiency Decentralized for responsiveness Emphasis on capacity, character, and collateral Appraisal review function: Gloria McColgan, MAI (formerly Chief Appraiser for Bank of America) Enhancing underwriting to facilitate responsiveness in markets and risk management 9

Loan Approval Process Shep Calhoun, SVP Chief Credit Officer Lenders CEO Regional credit officers Executive management and Board approvals for large relationships 10

Credit Administration Lending Authorities Credit Approval Limits Watchlist credits must be approved by: CCO, any EVP, or UCBI CEO or UCBI CEO or UCBI CEO or UCBI CEO or UCBI CEO or UCBI CEO or UCBI CEO or UCBI CEO or UCBI CEO or UCBI CEO Chief Credit Officer or SVP Credit Administration $5MM secured Regional Credit Managers Joint authority with bank CEO $3MM secured Bank CEO $250M to $2MM 11

Strong Credit Quality ($ in millions) Net Charge-Offs Percent of Average Loans Non-Performing Assets Percent of Total Assets Allowance as a Percent of Total Loans Allowance as a Percent of NPLs 2004 2003 $3.1 ..14 $4.1 ..15 $1.4 ..14% % % % % $8.0 ..25 $7.6 ..19% $13.5 ..24% % 1.30 459% 1.28 583% % $3.6 ..11% $8.7 ..17% % 1.26 588 2002 Jun-05 1.22 435% % ..17% ..25% 1.31% 478% Histori c Avg1 1 Five-year average (2000 - 2004) 12

Portfolio Information Business mix - Loans Growth by region Commercial loans Construction loans Lending limits 13

Commercial RE 7% $4.1 billion as of Jun-05 16% core growth Business Mix - Loans Residential Mortgage: 29% Consumer - Installment: 4% Commercial: 31% C&I Commercial RE Other Small Business Construction Residential Mortgage Consumer East 5 7 18 36 30 4 Commercial and Industrial 6% Primarily ARMs 80% Residential 20% Commercial Other (Secured by RE) 18% 14

Business Mix - Loans ($ in millions) 150 217 62 7 Commercial-Secured by RE Commercial & Industrial Total Commercial Construction (primarily residential) Residential Mortgage Consumer TOTAL LOANS (000's) (98% secured, 90% with real estate) 2004 $966 212 1,178 1,305 1,102 150 3,735 26 6 32 35 29 4 % Comp. 26 6 32 31 32 5 $777 190 967 927 982 140 3,016 2003 % Comp. % $1,017 222 1,239 1,481 1,195 158 4,073 25 6 31 36 29 4 Comp. Jun-05 Average Loan Size $ 71 23 94 297 125 12 528 Organic Growth vs. Jun-04 Amount % 8% 13 9 27 12 8 16% 15

Loan Growth by Region ($ in millions) North Georgia Metro Atlanta Coastal Georgia Western North Carolina East Tennessee Markets $235 145 65 43 40 $528 Amount $235 352 65 43 40 Total Markets 15 18 27 7 33 16% $735 Amount % % Organic June 2005 vs. June 2004 Total 15 44 27 7 33% 22% 16

Commercial - Secured by Real Estate ($ in millions) June 2005 Commercial RE (Office Buildings, Hotels/Motels) Other (Secured by Real Estate) Single Unit Retail Stores Small Strip Centers Small Warehouses / Storage Units Farmland Small Business Total Commercial - Secured by RE (66% owner occupied) $ 267 101 63 55 48 483 1,017 17

Construction Loan Growth - By Region ($ in millions) North Georgia Metro Atlanta Coastal Georgia Western North Carolina East Tennessee Markets $ 73 189 51 (28) 12 $ 297 Amount $ 73 267 51 (28) 12 Total Markets 15 46 81 (20) 36 25% $ 375 Amount % % Organic June 2005 vs. June 2004 Total 15 71 81 (20) 36% 34% 18

Lending Limits ($ in millions) Legal lending limit $ 76 House lending limit 15 Top 25 relationships - 349 Total balance (8.5% of total loans) 19

Atlanta Markets Gary Guthrie September 14, 2005

National Economic Overview Building Permit Activity 0 10,000 20,000 30,000 40,000 50,000 60,000 Atlanta, GA Houston, TX Orlando, FL Dallas/Fort Worth,TX Inland Empire,CA Chicago, IL Northern California, CA Southeast Florida, FL Washington DC Metro Denver/Colorado Las Vegas,NV Tampa Bay, FL Naples/Ft. Myers, FL New York, NY-NJ-PA Twin Cities, MN Charlotte, NC Los Angeles, CA Detroit, MI Seattle, WA Jacksonville, FL Philadelphia,PA Source: U. S. Dept of Commerce METROSTUDY MARKETS 1

Northeast - Analysis Source: MetroStudy 2

Midwest - Analysis Source: MetroStudy 3

West - Analysis Source: MetroStudy 4

Southeast - Analysis Source: MetroStudy 5

Atlanta Housing Market Source: MetroStudy 6

Atlanta Housing Market Source: MetroStudy 7

Atlanta Housing Market Source: MetroStudy 8

Atlanta Housing Market Source: MetroStudy 9

Atlanta Closings by Price Range



2Q 2004
2Q 2005
3%
4%
=>$600M
6%
7%
$400M to $600M
35%
36 %
$200M to $400M
29%
31 %
$150M to $ 200M
28%
22%
UNDER $150M

Source: MetroStudy

10

Atlanta Resale Market Jun-05 Source: MetroStudy 11

Our Approach to the Atlanta Market Experienced bankers with deep market knowledge Ongoing monitoring of market trends Long-term relationships with proven borrowers Majority of construction portfolio falls within the broadest segment of market Strong monthly internal reporting and monitoring systems Third party monitoring of construction process 12

Panel Discussion Questions and Answers 13

Closing Remarks

2005 Corporate Marketing September 14th, 2005 - v1.0 Investor Conference

Table of Contents Customer Acquisition Brand Strategy Common products Core Deposits Serving Additional Needs Listening to customers Tailoring our response Retention Customer service standards Employee satisfaction

Customer Acquisition Brand Strategy We have uniquely positioned United Community Bank as the best of both worlds! The Bank That SERVICE Built

Value Plus Premier UIA Free Checking Free Checking Bounce Safe Users Change to new Free Checking Single Service Accounts Up-sell Transactors Cross-selling additional products Customers experience Little change New Features/Benefits Retention and Loyalty Programs Relationship Segment Cross-sell Segment Transactors Segment Fee Segment NSF Segment Customer Acquisition 2003 Product Unification 177 deposit products in 2002 to 5 in 2003

Customer Acquisition 2003 Product Unification Competitive Loan Rates Availability of Loans Competitive Fees Charged Competitive Deposit Rates Account Options 8.7 8.99 8.83 8.63 9.12 7.68 7.86 7.59 7.55 8.35 Source: Customer Service Profiles, 2003 Key product attributes of satisfaction: United Community Bank vs. CSP Normative data. Product Satisfaction According to CSP we out perform their bank averages in key product attributes Our customers believe our products to be competitive

6.83% of new accounts are UIA representing 50% of the dollars Customer Acquisition Core Deposits Accounts Dollars DDA 50.04 10.8 MMA 0.71 1.6 NOW 3.68 2.61 SAV 24.94 5.73 UIA 6.83 50.26 Business 13.8 28.99 First Half of 2005 Product Mix

Customer Acquisition Core Deposits The Value of an Account 1 yr 4yrs book Fee Revenue $108 $432 Cost of borrowed funds 375 bp Weighted cost of core funds 120 bp Interest Spread 255 bp Average account balance $7,667 Net Interest Revenue $196 $782 Total $304 $1,214 A new core deposit account is worth on average over $300 per year, up 50% over 2004! Bounse Safe NSF ATM Service Fees Other Bounce Safe 44 27 13 9 8 NSF ATM Service Fees Other Bounce Safe As of June 30, 2005

Serving Additional needs "Solving Customer Needs through Exceptional Service?" Empowering customer contact employees with accurate and timely information to have a "needs based" conversation with their customers.

Serving Additional needs At every point of "customer contact" we provide a timely, accurate marketing message that triggers a customer "needs" conversation. Example Teller, "Good to see you again Mrs. Brown. Brown, "You too Sally." Teller, "Mrs. Brown, are you an active computer user?" Brown, "Yes, why do you ask?" Teller, "We have just installed our new, free Bill Pay service which can save you both time and expense, would you like for me to arrange a demo with one of our CSRs?" Brown, "Tomorrow at three 3:00 would be great." Teller, "Ok, let me set you up with Mary Beth tomorrow for a demonstration and thank you Mrs. Brown for banking with United Community Bank."

Serving Additional needs Strategic Imperatives Keep it simple Ask a "needs based" question "Do you use a computer?" Not, "Would you like to buy Bill Pay today?" Facilitate a referral to the appropriate expert: lenders, advisors, & CSRs. Make it personal and be specific to the customers needs No quotas or product of the week selling

Serving Additional needs How does the system know what customer is in front of me? When you open a session on your computer to conduct a transaction or inquiry for a customer, software will identify the individual automatically A database containing questions by customer is queried based on the marketing department's analysis The customers answer is recorded - Accept, Decline or Snooze, for further action

Serving Additional needs Marketing can see what questions are working and adjust them on the fly Each question can be judged on its merits Change is easy to make Intercept marketing can be tied into direct mail activity Activity can be tailored down to the individual bank level

Jan_04 Feb Mar Apl May Jun Jul Aug Sep Oct Nov Dec Jan_05 Feb Mar April May June July Aug Total 90.17 91.17 89.47 90.52 91.38 88.84 90.15 88.62 89.62 90.43 91.73 91.14 91.01 91.8 90.39 91.02 90.92 89.48 89.89 91.66 NC 91.26 90.43 94.97 91.53 90.38 89.8 91.41 90.48 90.04 90.38 92.17 91.7 93.57 91.59 90.9 92.69 91.85 89.32 90.53 91.36 GA 89.92 91.2 89.72 89.65 91.84 88.52 90.24 87.51 89.09 89.6 91.23 90.4 89.85 91.66 89.63 90.2 90.4 89.65 89.24 91.32 TN 92.23 84.93 94.29 90.39 88.36 86.76 90.15 91.26 94.45 93.72 93.08 91.42 93.32 94.4 93.17 92.14 88.66 93.24 95.14 Customer Satisfaction Satisfied customer remain loyal longer and refer more often. Bank Average United

Criteria Question Benchmark Score United Community Bank On a scale of 1-10: A. How likely are you to continue using "United" for your future financial needs? 9.07 9.46 B. How likely are you to recommend "United" to a friend or associate? 8.75 9.33 C. How would you rate your overall satisfaction with "United"? 8.83 9.32 Customer Loyalty

Loyalty Index Score United Community Bank Loyalty Index* 81.37% All CSP Clients 63.72% A 28% difference! * The Customer Loyalty Index is a calculation of the percentage of customer evaluations that exhibit loyal tendencies. The index is calculated by taking the results of the three key loyalty criteria questions (Continue Using the Bank, Likelihood to Recommend and Overall Satisfaction) and determining what percentage of your customer evaluations rated ALL THREE questions a 9 or a 10. Once that number is determined, it is divided by the total number of customer evaluations that were processed, and the loyalty index is obtained. Over 95% refer Customer Loyalty

Employee Satisfaction Employee satisfaction is consistently high at United Community Bank We measure this routinely and act on any issues There is a strong correlation between employee and customer satisfaction Customer Contact Non-Customer Contact

2005 Corporate Marketing September 14th, 2005 - v1.0 Investor Conference

Closing Remarks Jimmy Tallent September 14, 2005

Commitment to Our Shareholders Sustainable double-digit operating EPS growth Return on tangible equity above 18% Expand franchise and continue to build shareholder value 1

Sustainable Double-Digit EPS Growth 2000 2001 2002 2003 2004 0.69 0.87 0.99 1.12 1.27 5-year CAGR: 18% Operating EPS 2

Analyst Mean EPS Estimates 3 United's Guidance for 2005 Core loan growth of 10% to 14% Net interest margin continues at 4% level EPS growth of 12% to 15% Q3-05 Q4-05 2005 Quarter/Year Mean EPS Estimate High Low $ .36 ..37 1.41 $ .36 ..38 1.43 $ .35 ..36 1.40 8 8 8 Analysts

Reasons to Invest in UCBI Track record of growth and performance Committed to continuing the disciplined growth and high financial performance of our company Committed to deliver double digit operating EPS growth and return on tangible equity above 18% Business model that positions us well to continue that track record Focused on high-growth markets with the right bankers in place Guided by our proven balanced growth strategy Commitment to build shareholder value A strong commitment, since 1 of every 4 shares is owned by our family! 4

Building Shareholder Value 94 95 96 97 98 99 00 01 02 03 04 100 161.03 212.31 304.82 407.99 430.18 391.94 406.59 513.4 700.5 869.6 10-year CAGR: 24% Total Return ($ in millions) 5

Investor Conference September 14, 2005